Exhibit 99.2

Blucora, Inc.

Q3 2013 Earnings

Supplemental Information

Table of Contents

Financial Information
Summary - Consolidated Financial Results	2
Reconciliation of Non-GAAP Financial Measures	4

Operating Metrics
Search	5

Pro-Forma Information
Q3 year-over-year Tax Preparation	6
Q3 year-over-year E-Commerce	7
Last 12 Months - Pro Forma Results	8
Last 12 Months - Levered Free Cash Flow	9
Reconciliation Pro Forma Non-GAAP Financial Measures	10

Blucora Consolidated Financial Results

(in thousands except earnings per share, rounding differences may exist)

2011	2012	2013
FYE 12/31	1Q12	2Q12	3Q12	4Q12	FYE 12/31	1Q13	2Q13	3Q13
Segment Revenue
Search	$228,814	$75,295	$81,808	$91,408	$96,303	$344,814	$100,601	$94,497	$107,742
Tax Preparation (1)	—	40,401	19,075	1,462	1,167	62,105	64,737	22,684	1,749
E-Commerce (2)	—	—	—	—	—	—	-—	—	14,630

Total	$228,814	$115,696	$100,883	$92,870	$97,470	$406,919	$165,338	$117,181	$124,121

Segment Income (Loss) (3)
Search	$46,206	$13,373	$15,078	$16,356	$17,378	$62,185	$18,270	$17,912	$21,319
Tax Preparation (1)	—	22,135	11,954	(1,561)	(2,476)	30,052	30,784	14,438	(1,605)
E-Commerce (2)	—	—	—	—	—	—	—	—	906

Total	$46,206	$35,508	$27,032	$14,795	$14,902	$92,237	$49,054	$32,350	$20,620

Segment Income (Loss) % of Revenue
Search	20%	18%	18%	18%	18%	18%	18%	19%	20%
Tax Preparation	na	55%	63%	(107%)	(212%)	48%	48%	64%	(92%)
E-Commerce	na	na	na	na	na	na	na	na	6%

Total	20%	31%	27%	16%	15%	23%	30%	28%	17%

Unallocated Corporate Operating Expense	$9,583	$3,806	(4)	$2,525	$2,695	$2,772	$11,794	$3,198	$3,135	$4,025	(5)

Adjusted EBITDA	$36,623	$31,702	$24,507	$12,100	$12,130	$80,439	$45,856	$29,215	$16,595

Other Unallocated Corporate
Depreciation	$4,861	$951	$956	$988	$917	$3,812	$1,003	$990	$1,126
Amortization of Intangibles	2,595	3,624	(6)	5,248	5,183	5,144	19,193	5,109	5,095	6,090	(7)
Stock Compensation	7,687	6,708	(8)	2,020	2,195	2,300	13,215	2,485	2,753	3,252	(9)
Loss (Gain) on derivative instruments	—	272	(333)	4,335	(1,928)	2,346	(348)	2,323	3,956
Impairment of equity investment in privately-held company	—	—	—	—	—	—	—	—	3,711
Loss on debt extinguishment	—	—	—	—	—	—	—	—	1,593
Interest Income	(369)	(9)	(52)	(18)	(52)	(131)	(55)	(109)	(42)
Interest Expense	73	844	1,009	794	875	3,522	1,148	2,890	(10)	2,669
Amortization of debt issuance costs	—	331	332	83	74	820	107	476	(10)	258
Accretion of debt discount	—	135	124	34	31	324	161	949	(10)	862
Other (Income) Loss	1,541	(18)	(150)	(32)	(4)	(204)	(8)	(225)	111

Total	$16,388	$12,838	$9,154	$13,562	$7,357	$42,911	$9,602	$15,142	$23,586

Income (Loss) Before Taxes	20,235	18,864	15,353	(1,462)	4,773	37,528	36,254	14,073	(6,991)
Income Tax
Cash	$1,712	$861	$474	$(185)	$293	$1,443	$1,472	$435	$(517)
Non-cash (11)	(13,000)	6,597	5,181	1,121	660	13,559	11,174	5,232	7

Total	$(11,288	)(12)	$7,458	$5,655	$936	$953	$15,002	$12,646	$5,667	$(510)

Income (Loss) from Continuing Operations	31,523	11,406	9,698	(2,398)	3,820	22,526	23,608	8,406	(6,481)

Discontinued Operations Loss (13)	(9,927)	—	—	—	—	—	—	—	—

GAAP Net Income (Loss)	$21,596	$11,406	$9,698	$(2,398)	$3,820	$22,526	$23,608	$8,406	$(6,481)
GAAP Earnings Per Share - diluted	$0.56	$0.28	$0.23	(14)	$(0.06)	$0.04	(14)	$0.54	0.53	(15)	$0.20	$(0.16)

Non-GAAP Net Income	$(11,195)	$28,517	$21,817	$10,421	$10,005	$70,760	$41,997	$24,632	$12,970
Non-GAAP Earnings (Loss) Per Share - diluted	$(0.29)	$0.70	$0.53	$0.25	(16)	$0.24	$1.70	$0.95	$0.58	$0.30	(17)

Outstanding Shares	39,534	39,804	40,334	40,633	40,832	40,832	40,933	41,143	41,176
Basic Shares	37,954	39,692	40,116	40,511	40,789	40,279	40,911	41,050	41,088
Fully-diluted Shares	38,621	40,978	41,245	40,511	42,411	41,672	44,294	42,724	41,088

Cash & Short-term Investment	$293,551	$129,868	$141,867	$150,417	$162,288	$162,288	$401,677	$415,493	$248,382
Outstanding Debt	—	85,000	75,000	74,496	74,496	74,496	275,746	265,746	266,634

Net Cash	$293,551	$44,868	$66,867	$75,921	$87,792	$87,792	$125,931	$149,747	$(18,252)

Notes to Consolidated Financial Results

(1)

On January 31, 2012, the Company acquired TaxACT Holdings, Inc. and its wholly-owned subsidiary, TaxAct, Inc., which operates the TaxACT tax preparation software and online service and software business. The TaxACT business consists of an online tax preparation service for individuals, tax preparation software for individuals and professional tax preparers, and ancillary data storage services. The majority of the TaxACT business’s revenue is generated by the online service at www.taxact.com. As a highly seasonal business, almost all of the TaxACT revenue is generated in the first four months of the calendar year. Amounts for 2012 represent the results of operations for the TaxACT business from February 1, 2012 to December 31, 2012.

(2)

On August 22, 2013, the Company acquired Monoprice, Inc., an online provider of self-branded electronics and accessories for both consumers and businesses. Amounts for 2013 represent the results of operations for the Monoprice business from August 23, 2013 to September 30, 2013.

(3)

The Company does not allocate certain general, administrative, and overhead costs, or stock-based compensation, depreciation, amortization of intangible assets, other loss (income), net, income tax expense, or results from discontinued operations to the reportable segments. The general, administrative and overhead costs are included in Unallocated Corporate Operating Expense.

(4)	Amount for the quarter ended March 31, 2012 includes $1.1 million in transaction costs related to the TaxACT acquisition.
(5)	Amount for the quarter ended September 30, 2013 includes $646,000 in transaction costs related to the Monoprice acquisition.
(6)	Amount for the quarter ended March 31, 2012 includes $3.4 million related to amortization of acquired intangible assets related to the TaxACT acquisition.
(7)	Amount for the quarter ended September 30, 2013 includes $1.0 million related to amortization of acquired intangible assets related to the Monoprice acquisition.
(8)

In the quarter ended March 31, 2012, $5.2 million in stock-based compensation expense was recorded in association with the modification of the terms of a warrant and the vesting of a non-employee performance-based equity award, which were both triggered by the acquisition of the TaxACT business.

(9)

In the quarter ended September 30, 2013, $526,000 in stock-based compensation expense was recorded in association with the vesting of a performance-based equity award, which was both triggered by the acquisition of the Monoproice business.

(10)	Interest expense, amortization of debt issuance costs, and accretion of debt discount include amounts associated with the convertible debt issued on March 15, 2013.
(11)

Amounts represent the non-cash portion of income tax expense from continuing operations. The Company excludes the non-cash portion of income tax expense because of its ability to offset a substantial portion of its cash tax liabilities by using these deferred tax assets. The majority of these deferred tax assets will expire if unutilized in 2020.

(12)	Amount includes a tax benefit of $18.9 million, due to the release of the valuation allowance on deferred tax assets.
(13)

In the quarter ended June 30, 2011, the Company completed the sale of its Mercantila e-commerce business. The operating results of that business have been presented as discontinued operations for all periods presented.

(14)	Calculation excludes the income effect of dilutive derivative instruments.
(15)

Calculation excludes the income effect of dilutive derivative instruments and interest expense, amortization of debt issuance costs, and accretion of discount on convertible debt, net of tax effect due to assumed conversion of the convertible debt in Q1 as Blucora had not obtained approval for flexible settlement. The Company received shareholder approval at its annual meeting in May 2013.

(16)	Calculation uses 42,048,000 fully-diluted shares, due to non-GAAP net income.
(17)	Calculation uses 43,142,000 fully-diluted shares, due to non-GAAP net income.

Blucora Non-GAAP Reconciliation(1)

(in thousands except earnings per share, rounding differences may exist)

	2011	2012					2013
	FYE 12/31	1Q12	2Q12	3Q12	4Q12	FYE 12/31	1Q13	2Q13	3Q13
Adjusted EBITDA
Net Income (loss) (2)	$21,596	$11,406	$9,698	$(2,398)	$3,820	$22,526	$23,608	$8,406	$(6,481)
Discontinued operations	9,927	—	—	—	—	—	—	—	—
Depreciation	4,861	951	956	988	917	3,812	1,003	990	1,126
Amortization of intangible assets	2,595	3,624	5,248	5,183	5,144	19,199	5,109	5,095	6,090
Stock-based compensation	7,687	6,708	2,020	2,195	2,300	13,223	2,485	2,753	3,252
Other (income) loss (3)	1,245	1,555	930	5,196	(1,004)	6,677	1,005	6,304	13,118
Income tax expense (benefit)	(11,288)	7,458	5,655	936	953	15,002	12,646	5,667	(510)

Adjusted EBITDA	$36,623	$31,702	$24,507	$12,100	$12,130	$80,439	$45,856	$29,215	$16,595

Non-GAAP Net Income
Net Income (loss) (2)	$21,596	$11,406	$9,698	$(2,398)	$3,820	$22,526	$23,608	$8,406	$(6,481)
Discontinued operations	9,927	—	—	—	—	—	—	—	—
Amortization of acquired intangible assets	2,595	3,624	5,248	5,183	5,144	19,199	5,109	5,095	6,090
Accretion of debt discount on convertible notes	—	—	—	—	—	—	132	841	843
Stock-based compensation	7,687	6,708	2,020	2,195	2,300	13,223	2,485	2,753	3,252
Loss / (Gain) on derivative	—	272	(333)	4,335	(1,928)	2,346	(348)	2,323	3,956
Impairment loss on investment	—	—	—	—	—	—	—	—	3,711
Loss on debt extinguishment	—	—	—	—	—	—	—	—	1,593
Cash tax impacts of GAAP adjustments	(40)	(90)	3	(15)	9	(93)	(163)	(17)	(1)
Non-cash income tax expenses (benefit) from continuing operations (1)	(13,000)	6,597	5,181	1,121	660	13,559	11,174	5,231	7

Non-GAAP net income (5)	$28,765 (4)	$28,517	$21,817	$10,421	$10,005	$70,760	$41,997	$24,632	$12,970

Non-GAAP Earnings Per Share
Non-GAAP Net Income	$28,765	$28,517	$21,817	$10,421	$10,005	$70,760	$41,997	$24,632	$12,970
Non-GAAP Earnings Per Share	$0.74 (4)	$0.70	$0.53	$0.25	$0.24	$1.70	$0.95	$0.58	$0.30
Fully-diluted Shares	38,621	40,978	41,245	42,048	42,411	41,672	44,294	42,724	43,142

(1)

For definitions of these non-GAAP financial measures and their relationship to the Company’s GAAP financial statements, please see Note 1 to the Company’s Reconciliations of Non-GAAP financial Measures to the Nearest Comparable GAAP Measure for the three and nine months ended September 30, 2013 and 2012 in exhibit 99.1 to this Current Report on Form 8-K filed on November 5, 2013.

(2)	As presented in the Preliminary Condensed Consolidated Statements of Operations (unaudited).
(3)

Other (income) loss, net primarily includes such items as interest expense, interest income, impairment losses on equity investments, losses on debt extinguishment and modification expenses, derivative instrument gains or losses, adjustments to the fair values of contingent liabilities related to business combinations, gains on resolutions of contingencies and litigation settlements, foreign currency gains or losses, and gains or losses from the disposal of assets.

(4)	Amounts previously disclosed have been revised to reflect the effect of classifying the Company’s Mercantila e-commerce business as discontinued operations.
(5)

The Company defines Non-GAAP Net Income differently effective with the quarter ended March 31, 2013 to include accretion of debt discount on convertible notes, and to include impairment losses on equity investments and losses on debt extinguishment and modification expenses, effective with the quarter ended September 30, 2013. The Company’s new definition of non-GAAP net income in each quarter did not impact presentation of this non-GAAP financial measure for prior periods.

Blucora Operating Metrics - Search

	2011	2012					2013
	FYE 12/31	1Q12	2Q12	3Q12	4Q12	FYE 12/31	1Q13	2Q13	3Q13
Revenue by Source
Owned & Operated (B2C)	21%	13%	12%	12%	11%	12%	12%	15%	19%
Distribution (B2B)	79%	87%	88%	88%	89%	88%	88%	85%	81%

Tax Preparation Segment - Pro Forma 3Q Year-over-Year Results

(in thousands, rounding differences may exist)

	Three Months Ended September 30			Nine Months Ended September 30
	(a)	(b)	Percentage	(c)	(d)		Percentage
	2013	2012	Change	2013	2012		Change
Pro Forma Revenue	$2,031	$2,075	(2%)	$90,505	$83,828		8%
Pro Forma Segment Income	$(1,323)	$(948)	40%	$44,953	$42,318	(e)	6%

Segment Margin	-65%	-46%		50%	50%

(a)	Includes $282,000 of revenue not reported on a GAAP basis due to fair value purchase accounting on deferred revenue at date of acquisition.
(b)	Includes $613,000 of revenue not reported on a GAAP basis due to fair value purchase accounting on deferred revenue at date of acquisition.
(c)	Includes $1.3 million of revenue not reported on a GAAP basis due to fair value purchase accounting on deferred revenue at date of acquisition.
(d)	Includes $2.0 million of revenue not reported on a GAAP basis due to purchase accounting in February through September 2012, and revenue of $20.9 million for January 2012 (prior to acquisition).
(e)	Excludes $120,000 of non-operational expenses related to a non-consummated sales transaction for the six months ended 2Q 2012.

E-Commerce Segment - Pro Forma 3Q Year-over-Year Results

(in thousands, rounding differences may exist)

	Three Months Ended September 30					Nine Months Ended September 30
	(a)				Percentage	(a)				Percentage
	2013		2012		Change	2013		2012		Change
Pro Forma Revenue	$37,043		$30,224		23%	$105,232		$86,112		22%
Pro Forma Segment Income	$4,194	(b)	$3,411	(c)	23%	$12,474	(d)	$9,407	(c)	33%

Segment Margin	11%		11%			12%		11%

(a)	Includes $682,000 in revenue not reported on a GAAP basis due to fair value purchase accounting on deferred revenue at date of acquisition.
(b)	Excludes $99,000 of charges to costs of revenues reported on a GAAP basis due to fair value purchase accounting on inventory and $23,000 of founders salaries in the period prior to acquisition. Includes $185,000 in proforma deferred transaction consideration arising from acquisition agreements accounted for under GAAP as compensation expense.
(c)	Excludes $55,000 and $174,000 of founders salaries in the three and nine months ended September 30, 2012, respectively. Includes $265,000 and $795,000 for the three and nine months ended September 30, 2012, in proforma deferred transaction consideration arising from acquisition agreements accounted for under GAAP as compensation expense.
(d)	Excludes $99,000 of charges to costs of revenues reported on a GAAP basis due to fair value purchase accounting on inventory, $138,000 of founders salaries, and $66,000 of other non-recurring charges in the period prior to acquisition. Includes $715,000 in proforma deferred transaction consideration arising from acquisition agreements accounted for under GAAP as compensation expense.

Pro Forma - Consolidated Financial Performance

twelve months ending 9/30/2013

(in thousands, rounding differences may exist)

		(b)
	(a) E-Commerce	Tax Preparation	Search	Corporate	Consolidated
Revenue	$137,911	$92,309	$399,143	$—	$629,363

Segment income	$15,741	$43,114	$74,879	$—	$133,734
Unallocated Corporate expenses	$—	$—	$—	$(13,131)	$(13,131)

Adjusted EBITDA					$120,603

Non-GAAP Net Income					$98,700	(c)
Non-GAAP Earnings Per Share					$2.31
Diluted Shares for the twelve-month period ended September 30, 2013					42,728

(a)	Includes $682,000 in revenue not reported on a GAAP basis due to fair value purchase accounting on deferred revenue at date of acquisition and $980,000 in proforma deferred transaction consideration arising from acquisition agreements accounted for under GAAP as compensation expense. Excludes $99,000 of charges to costs of revenues reported on a GAAP basis due to fair value purchase accounting on inventory, $202,000 of founders salaries, and $66,000 of other non-recurring charges in the period prior to acquisition.
(b)	Includes $2.0 million of revenue not reported on a GAAP basis due to fair value purchase accounting on deferred revenue at date of acquisition in 2012.
(c)	Includes twelve months of pro forma cash interest and amortization of debt issuance costs on the convertible debt issued March 15, 2013, and twelve months of pro forma cash interest of 4.0% on $50.0 million debt for Monoprice.

Pro-Forma Free Cash Flow (“FCF”)

twelve months ending 9/30/2013

(in thousands, rounding differences may exist)

Pro Forma Adjusted EBITDA	$120,603	(a)
Less - Pro Forma Capital Expenditures	$(5,629	)(b)
Less - Pro Forma Cash Taxes	$(1,542)

Unlevered FCF	$113,432
Less - Pro Forma Cash Interest Expense	$(13,176	)(c)

Levered FCF	$100,257

(a)	See reconciliation of Pro Forma Adjusted EBITDA on Blucora Pro Forma Non-GAAP Reconciliation.
(b)	Amount includes $3.5 million of costs associated with the build-out of a data center redundancy site and capitalized tenant improvement costs associated with the move of our Bellevue offices and $1.6m of capital expenditures from Monoprice prior to acquisition.
(c)	Amount represents cash interest expense on revolver debt, term debt prior to refinance in Q3 2013, and convertible debt. For periods prior to issuance, cash interest expense on the convertible debt is estimated at 4.25% on $201.25m debt balance. Also includes pro forma cash interest expense estimated at 4.0% on $50.0m debt balance for Monoprice.

Blucora Pro Forma Non-GAAP Reconciliation (1)

twelve months ending 9/30/2013

(in thousands except rates, rounding differences may exist)

Pro Forma Adjusted EBITDA
Pro forma income from continuing operations	$27,576
Pro forma depreciation	$5,560
Pro forma amortization of intangible assets	$30,017
Pro forma stock-based compensation	$11,986
Pro forma other expense, net	$27,281
Pro forma income tax expense	$18,183

Pro Forma Adjusted EBITDA	$120,603

Pro Forma Non-GAAP Net Income
Pro forma income from continuing operations	$27,576
Pro forma amortization of acquired intangible assets	$30,017
Pro forma accretion of debt discount on convertible debt	$3,346
Pro forma stock-based compensation	$11,987
Loss on derivative	$4,003
Impairment of equity investment in privately-held company	$3,711
Loss on debt extinguishment	$1,593
Pro forma cash tax impact of GAAP adjustments	$(174)
Pro forma non-cash income tax expense from continuing operations	$16,641

Pro forma non-GAAP net income	$98,700

Pro forma non-GAAP Earnings per share - diluted	$2.31

Weighted average diluted shares	42,728

(1)

For definitions of these non-GAAP financial measures and their relationship to the Company’s GAAP financial statements, please see Note 1 to the Company’s Reconciliations of Non-GAAP financial Measures to the Nearest Comparable GAAP Measure for the three and nine months ended September 30, 2013 and 2012 in exhibit 99.1 to this Current Report on Form 8-K filed on November 5, 2013.